OFFICE OF THE U.S. TRUSTEE - REGION 3

   MONTHLY REPORTING REQUIREMENTS

      For the month of July 1997





Debtor Name:  Fruehauf Trailer Corporation

Case Number:  96-1563 (PJW)





    Explanation         Document   Previously   Explanation
  Required Documents    Attached   Submitted     Attached
  ------------------    --------   ----------    --------

Condensed Statement
  of Operations             X

Condensed Balance Sheet	    X

Statement of Cash
Receipts and Disbursements  X

Statement of Aged
Receivables                 X

Statement of Aged Payables  X

Statement of Operations,
Taxes, Insurance and
Personnel                   X

Tax Receipts                X

Other Documentation as
required by the Trustee     X



The undersigned individual certifies under penalty of perjury
(28 U.S.C. section 1746) that to the best of the individual's knowledge, the documents appended are true and correct.


By: /s/ James Wong              Date: Aug. 25, 1997
    ----------------                  --------------
    James Wong
    Chief Financial Officer

     OFFICE OF THE U.S. TRUSTEE - REGION 3

        MONTHLY REPORTING REQUIREMENTS

          For the month of July 1997


Debtor Name:  Fruehauf Trailer Corporation
Case Number:  96-1563 (PJW)



On April 16, 1997, Fruehauf Trailer Corporation ("FTC" or "the Debtor") completed the sale of all of its domestic operations and operating assets to Wabash National Corporation ("the Asset Sale"). In conjunction with the Asset Sale, the number of FTC employees was reduced from 1,185 to five full time equivalents ("FTEs"). None of these five FTEs were employees of FTC prior to the Asset Sale. In addition, the historical records, including accounting records, were included with the assets sold. Therefore, without such historical records and institutional memory, FTC has been unable to prepare accurate and meaningful financial statements prior to June 1, 1997.

On June 1, 1997 the remaining assets and financial documents were transferred from Indianapolis, Indiana to the current FTC headquarters located in Corona del Mar, California. Henceforth, the Debtor began "fresh start" accounting procedures and financial statements. The Debtor, to the best of its ability and utilizing the information available, has attempted to reconstruct and substantiate such financial statements. The due diligence involved in preparation of the "fresh start" financial documents includes: closing and reconciling bank accounts; consolidating and negotiating more favorable insurance coverage, including seeking potential refunds; seeking potential environmental recoveries from various state funds; assessing valuations on the various properties that remain with the Debtor; and verifying and scheduling the numerous payables outstanding. The Debtor continues to receive invoices for services rendered and/or goods received for the period subsequent to filing bankruptcy and prior to the Asset Sale (between October 8, 1996 and April 16, 1997). In addition, the Debtor continues to receive various refunds of monies from tax authorities and other entities, albeit at de minimus amounts. Thus, the financial statements as contained herein may be subject to modification due to the aforementioned effects or other causes not currently known. In addition, the financial statements contained herein are unaudited.

(continued)

   OFFICE OF THE U.S. TRUSTEE - REGION 3

      MONTHLY REPORTING REQUIREMENTS

        For the month of July 1997




Debtor Name:  Fruehauf Trailer Corporation
Case Number:  96-1563 (PJW)



Due to the lack of accounting data, no material change in financial activity and lack of any information to the contrary, and in the interests of consolidating administrative functions, no additional documentation will be provided related to the following entities:


Debtor Name:                                  Case Number:
------------                                  ------------

Maryland Shipbuilding & Drydock Company       96-1564 (PJW)
Jacksonville Shipyards, Inc.	                96-1565 (PJW)
Fruehauf Corporation                          96-1567 (PJW)
FGR, Inc.                                     96-1568 (PJW)
The Mercer Co.                                96-1569 (PJW)
Deutsche-Fruehauf Holding Corporation         96-1570 (PJW)
MJ Holdings, Inc.	                            96-1571 (PJW)
E.L. Devices, Inc.                            96-1572 (PJW)

Management shall again provide detailed reporting should any future material financial activity occur in any or all of the respective reporting entities.

         OFFICE OF THE U.S. TRUSTEE - REGION 3

          CONDENSED BALANCE SHEET - UNAUDITED
           For The Month Ending July 31, 1997
                (Dollars in Thousands)

Debtor Name:    Fruehauf Trailer Corporation
Case Number:    96-1563(PJW)

                                         7/31/97    6/30/97
                                         -------    -------
ASSETS

  Current Assets
    Cash                                 $   461    $   599
    Restricted cash                          450      1,269
    Miscellaneous receivables                 29         58
    Environmental receivables                249        249
    Insurance refunds                      2,854      2,654
    Prepaid expenses                         510        510
                                         -------    -------
  Total Current Assets                     4,553      5,339

  Other Assets
    Investment in Fruehauf de Mexico
      subsidiary                           1,350      1,200
    Wabash common stock                   12,750     12,750
    Wabash preferred stock                13,200     13,200
    Jacksonville Note Receivable, net      1,000      1,000
    Kearney Note Receivable, net           1,000      1,000
    Property held for sale                   440        440
                                         -------    -------
  Total Other Assets                      29,740     29,590
                                         -------    -------
Total Assets                              34,293     34,929
                                         =======    =======


LIABILITIES & EQUITY

  Current Liabilities
    Accounts payable                       1,688      2,761
    Accrued interest                         204          0
    Accrued professional fees              1,642      1,736
                                         -------    -------
  Total Current Liabilities                3,534      4,497

  Long-term Liabilities
    B of A DIP loan                        7,518      6,904
                                         -------    -------
      Total Liabilities Not Subject
      to Compromise                       11,052     11,401

Liabilities Subject to Compromise:
  Accounts payable                        33,640     33,640
  Long-term debt                          60,390     60,390
  Accrued interest                         4,330      4,330
  Retiree healthcare benefits             23,105     23,105
  Intercompany accounts payable           62,201     62,201
  Other liabilities                       24,440     24,440
                                         -------    -------
    Total Liabilities Subject to
    Compromise                           208,106    208,106
                                         -------    -------
  Total Liabilities                      219,158    219,507


EQUITY
  Opening Equity Balance                (184,237)  (184,176)
  Net loss                                  (628)      (402)
                                         -------    -------
    Total Equity                        (184,865)  (184,578)

Total Liabilities & Equity                34,293     34,929
                                         =======    =======


         OFFICE OF THE U.S. TRUSTEE - REGION 3

      CONDENSED STATEMENT OF OPERATIONS - UNAUDITED
           For The Month Ending July 31, 1997
                (Dollars in Thousands)



Debtor Name:    Fruehauf Trailer Corporation
Case Number:    96-1563(PJW)


                                         7/31/97    6/30/97
                                         -------    -------
Sales                                     $   0      $   0
Other income (1)                             15        198
Cost of Goods Sold                            0          0
                                         -------    -------
  Gross Margin                               15        198

Sales, General and Administrative           156         91
Insurance and Insurance claims               42        102
                                         -------    -------
  Income (loss) from operations            (183)         5


Interest expense                             64         60
Equity income (loss) in Fruehauf
  de Mexico                                  34        (26)
Other                                         0          0
                                         -------    -------
  Income (loss) before
  reorganization items                     (213)       (81)


Reorganization items:
  Professional and other fees
    of bankruptcy                           381        371
  Gain (loss) on disposition of assets        0        (50)
                                         -------    -------
  Total Reorganization Items                381        321

  Income (loss) before income taxes        (594)      (402)

Provision for income taxes                    0          0
                                         -------    -------
  Net Income (loss)                        (594)      (402)
                                         =======    =======


(1) Other Income includes interest income, state tax refunds and miscellaneous refunds.

         OFFICE OF THE U.S. TRUSTEE - REGION 3

      CONDENSED STATEMENT OF CASH FLOW - UNAUDITED
           For The Month Ending July 31, 1997
                (Dollars in Thousands)

Debtor Name:    Fruehauf Trailer Corporation
Case Number:    96-1563(PJW)

                                             7/31/97
                                             -------

OPERATING ACTIVITIES
  Net income (loss)                          $ (594)
  Increase (decrease) in cash due to
  changes in operating assets and
  liabilities:
    Net receivables and refunds                (171)
    Trade accounts payable                   (1,073)
    Accrued professional fees                   (94)
    Accrued interest                            204
    Net change resulting from prior
    period adjustments                          341
                                             ------
Net cash used in operating activities        (1,387)

INVESTING ACTIVITIES
  Advance to Fruehauf de Mexico                (150)
  Recovery of restricted cash                   819
                                             ------
Net cash provided by investing activities       669

FINANCING ACTIVITIES
  (Repayments) Proceeds of DIP lending
   facility                                     614
                                             ------
Net cash provided by financing activities       614

NET DECREASE IN CASH AND CASH EQUIVALENTS    $ (104)

CASH AND CASH EQUIVALENTS, BEGINNING
OF PERIOD                                    $  599
                                             ------
CASH AND CASH EQUIVALENTS, END
OF PERIOD                                    $  495
                                             ======

      OFFICE OF THE U.S. TRUSTEE - REGION 3

          STATEMENT OF AGED RECEIVABLES
           For the month of July 1997


Debtor Name:   Fruehauf Trailer Corporation
Case Number:   96-1563 (PJW)


The Debtor sold all of its trade accounts receivables in conjunction with the Wabash sale on April 16, 1997. However, the Debtor continues to receive miscellaneous state tax refunds, bank fee refunds and other de minimus refunds. These amounts are currently estimated at fifty thousand dollars. The Debtor does not currently have any other material accounts receivables.

         OFFICE OF THE U.S. TRUSTEE - REGION 3

               STATEMENT OF AGED PAYABLES
           For The Month Ending July 31, 1997
                (Dollars in Thousands)


Debtor Name:    Fruehauf Trailer Corporation
Case Number:    96-1563(PJW)


DESCRIPTION     0-30 Days 31-60 Days 61-90 Days 91+ Days  Total
-------------   --------- ---------- ---------- --------  -----

Post-Petition
Trade Payables

10/7/96 -
4/16/97 (1)    $ 87,268   $265,732  $128,231   $ 82,182  $563,413

4/16/97 -
7/31/97 (2)           0          0         0     16,841    16,841
               --------   --------  --------   --------  --------
Total Post-
Petition Trade
Payables       $ 87,268   $265,732  $128,231   $ 99,023   $580,254


Post-Petition
Professional
Fees
-------------

Alvarez &
Marsal                0          0         0          0          0

ARP Associates        0          0     4,453     24,420     28,873

ATC Group
Services              0          0       864     18,404     19,268

Carson &
Fischer               0      5,317         0          0      5,127

Ernst & Young         0          0         0      7,302      7,302

Hampton Human
Resources        19,685          0         0          0      19,685

Haynes & Boone  138,661          0    12,467    110,294     261,422

IBJ Schroder/
Hughes Hubbard    8,478      7,500         0          0      15,978

Jones, Day       90,814          0   497,830          0     588,644

Logan & Co.      25,479          0         0          0      25,479

Morris Nichols        0          0     2,806     10,052      12,858

O'Melveny &
Meyers                0          0         0          0           0

Policano &
Manzo                 0          0         0          0           0

Price Waterhouse 86,695          0    18,436          0     105,131

Richard Layton        0          0         0          0           0

Saul, Ewing           0        332         0      1,027       1,359

Stroock, Stroock
& Lavan               0      8,532     2,935      3,502      14,969

Walsh &
Monzack               0          0       749        595       1,344

Young, Conaway        0          0         0          0           0
                -------     ------   -------    -------    --------
Total Post-
Petition
Professional
Fees           $369,812    $21,491  $540,540   $175,596   $1,107,439

TOTAL POST-
PETITION
PAYABLES       $457,080   $287,223  $668,771   $274,619   $1,687,693
               ========   ========  ========   ========   ==========


(1) Represents amounts due vendors and suppliers of goods and services to the Debtor subsequent to the filing and prior to the Asset Sale. Debtor is currently verifying all trade payables and is scheduling/paying claims on a continuous basis; howeve, it cannot at this time apply a precise aging schedule for each individual trade claim.

(2)    Represents on-going amounts due vendors and suppliers.

         OFFICE OF THE U.S. TRUSTEE - REGION 3

  STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL

              For the month of July 1997



Debtor Name:   Fruehauf Trailer Corporation
Case Number:   96-1563 (PJW)



Status of Postpetition Taxes
----------------------------

See Tax Receipts.


Payments to Insiders
--------------------



Payee Name        Position       Nature of Payment    Amount
----------        --------       -----------------    ------

Chriss Street   Chairman and CEO    Wages (A)        $20,769

Chriss Street   Chairman and CEO    Travel and Other
                                    Expenses           7,942

James Wong      CFO, Treasurer      Wages (A)          6,000

James Wong      CFO, Treasurer      Travel and Other
                                    Expenses           3,958

Worth Frederick Vice President      Wages (A)          6,923

Worth Frederick Vice President      Travel and Other
                                    Expenses           1,139

Courtney Watson Corporate Secretary Wages (A)          4,231

Courtney Watson Corporate Secretary Travel and Other
                                    Expenses           1,145


(A)  Wages represent gross wages paid for the periods ended
     July 11, 1997 and July 25, 1997.

Payments to Professionals
-------------------------

July 1997

                           Date of
                            Court   Invoices  Invoices  Balance
Name and Relationship      Approval  Received   Paid      Due
---------------------      --------  --------  -------  -------

Debtor's Counsel
----------------

Jones, Day, Reavis
& Pogue                   10/8/96    $90,814    $   0   $90,814

Morris, Nichols, Arsht
& Tunnel                  10/8/96          0        0         0

Carson Fischer           11/18/96          0        0         0



Debtor's Accountants
--------------------

Price Waterhouse LLP     10/8/96      86,695        0    86,695



Madeleine LLC Counsel
---------------------

O'Melveny & Meyers LLP      (D)            0        0         0
Richards, Layton & Finger   (D)            0        0         0



Madeleine LLC Advisor
---------------------

Policano & Manzo LLC        (E)            0        0         0


Creditors' Committee Counsel
----------------------------

Stroock, Stroock
 & Lavan                11/18/96           0        0         0

Saul, Ewing, Remick
 & Saul                     (F)            0        0         0



Creditors' Committee Advisors
-----------------------------

Ernst & Young LLP           (F)            0        0         0



Bondholders' Committee Counsel
------------------------------

Haynes & Boone            11/1/96    138,661        0   138,661

Young, Conaway, Stargatt
 & Taylor                 11/1/96          0        0         0



Indenture Trustee & Counsel
---------------------------

IBJ Schroder Bank &
Trust / Hughes, Hubbard
 & Reed                  11/1/96       8,478        0     8,478



Other
-----

ARP                                        0        0         0
Hampton Human Resources               19,685        0    19,685
Alvarez and Marsal, Inc. 10/9/96           0        0         0
Logan & Company, Inc.    10/8/96      15,019        0    15,019
ATC Group Services         N/A             0        0         0
Walsh & Mongack            N/A             0        0         0

(A) Jones, Day, Reavis & Pogue received a retainer in the amount of $150,000. The retainer payment made in October
     1996 is not considered in the determination of the balance due.

(B) Morris, Nichols, Arsht & Tunnel received a retainer in the amount of $25,000. The retainer payment made in October
     1996 is not considered in the determination of the balance due.

(C) Price Waterhouse LLP received a retainer in the amount of $75,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.

(D) O'Melveny & Meyers LLP and Richards , Layton & Finger did not submit a formal retention application. Rather, the requirement to pay their fees is set forth in the terms of the debtor-in-possession lending facility with Madeleine LLC.

(E) Policano & Manzo LLP did not submit a formal retention application. Rather, the requirement to pay their fees is set forth in the terms of the debtor-in-possession lending facility with Madeleine LLC. (F) The formal order regarding the retention of Saul, Ewing, Remick & Saul and Ernst & Young LLP by the Official Creditors' Committee had not been entered in the court docket as of the date of this submission. The date of the court approval will be included once the order is entered in the court docket.

(G) The Alvarez & Marsal, Inc. engagement letter required a retainer in the amount of $125,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.


Adequate Protection Payments
----------------------------

None.


Insurance
---------

The debtor has negotiated more favorable coverage, terms and rates with respect to insurance coverage; it has replaced
Protection Mutual and Travelers Insurance with Utica Mutual
Insurance Company.


Personnel
----------

The Debtor's number of employees at July 31, 1997 remains unchanged at five full time equivalents.

        OFFICE OF THE U.S. TRUSTEE - REGION 3

                    TAX RECEIPTS

              For the month of July 1997



Debtor Name:   Fruehauf  Trailer Corporation
Case Number:   96-1563 (PJW)



Federal, State and Local Income Taxes
-------------------------------------

The Company believes that it experienced a net operating loss for the year ended December 31, 1996. As such, the Debtor believes that no estimated federal, state or local income tax payments are due for 1996.



Federal Excise Taxes
---------------------

The undersigned hereby represents that to the best of my knowledge, Fruehauf Trailer Corporation is current on all postpetition federal excise taxes.



/s/James Wong
------------------
James Wong
Chief Financial Officer





State and Local Sales Taxes
---------------------------

The undersigned hereby represents that to the best of my knowledge, Fruehauf Trailer Corporation is current on all postpetition state and local sales taxes.



/s/ James Wong
-----------------
James Wong
Chief Financial Officer

Payroll Withholding and Other Taxes
------------------------------------
The undersigned represents that to the best of my knowledge with respect to remittance of payroll withholding taxes, the Debtor is current on all postpetition federal, state and local withholding and other taxes.



/s/ James Wong
------------------
James Wong
Chief Financial Officer




Real and Personal Property Taxes
---------------------------------
The Debtor is conducting an evaluation of real and personal property taxes as to the propriety of taxes being prepetition or postpetition and preparing a calendar for payment of what is determined to postpetition taxes. While the undersigned is currently not aware of any postpetition real and personal property taxes past due, the undersigned is not aware of delinquent postpetition real and personal property taxes.



/s/ James Wong
------------------
James Wong
Chief Financial Officer

         OFFICE OF THE U.S. TRUSTEE - REGION 3

    OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE

              For the month of July 1997



Debtor Name:   Fruehauf Trailer Corporation
Case Number:   96-1563 (PJW)





QUESTIONAIRE                                        YES   NO
-------------                                       ---   --

 1.  Have any assets been sold or transferred              X
     outside the normal course of business this reporting period?

2.  Have any funds been disbursed from any account
    other than a debtor in possession account?             X(1)

3.  Are any postpetition receivables (accounts,
    notes or loans) due from related parties? 	           X(2)

4.  Have any payments been made on prepetition
    liabilities this reporting period?                     X(3)

5.  Have any postpetition loans been received by
    the debtor from any party?                             X(4)

6.  Are any postpetition payroll taxes due?                X(5)

7.  Are any postpetition state or federal income
    taxes past due?                                        X(5)

8.  Are any postpetition real estate taxes due?	           X(5)

9.  Are any other postpetition taxes due?	                 X(5)

10. Are any amounts owed to postpetition creditors
    past due?                                              X

11. Have any prepetition taxes been paid during the
    reporting period?                                      X

12. Are any wage payments past due?                        X

1. Pursuant to the Motion and Order of Debtors and Debtors in Possession for an Order (A) Approving Centralized Cash Management System, Use of Existing Bank Accounts and Business Forms and (B) According Priority Status To All Postpetition Intercompany Claims, the Debtors were authorized to continue to maintain the Prepetition Bank Accounts, as they may be modified pursuant to the terms of the DIP Agreement. As of June 1, 1997 the Debtor consolidated and re-located its corporate headquarters to Corona del Mar, California. The Debtor has closed or is in the process of closing and consolidating the 44 bank accounts it has been using prior to the April 16, 1997 transaction. The Debtor anticipates using five bank accounts going forward.

2. Effective April 15, 1997 all retiree health care benefits were terminated with the COBRA provision extended through April
25, 1997. Prior to the termination, retiree health care benefits were paid centrally at the Debtor's home office level.

3. Pursuant to the Motion and Order of Debtors and Debtors in Possession for an Order Authorizing Them to (A) Pay Prepetition Employee Wages, Salaries and Related Item; (B) Reimbursable Prepetition Business Expenses; (C ) Make Payments For Which Payroll Deductions Were Made; (D) Make Prepetition Contributions and Pay Benefits Under Employee Benefit Plans; and (E) Pay All Costs and Expenses Incident to the Foregoing Payments and Contributions and pursuant to the Motion and Order of Debtors and Debtors in Possession Authorizing Them to Honor Certain Prepetition Obligations to Customers, the Debtor has paid certain prepetition employee compensation liabilities and the Debtor has continued to honor, at its sole discretion, prepetition obligations to customers, including the provision of warranty service.

4. The Debtor, together with its affiliated debtors, entered into a debtor-in-possession lending facility with Madeleine, LLC, and affiliate of Cerberus Partners LP. In connection with the sale of the operating assets this DIP lending facility was repaid and a new facility was established with the Bank of America as of April 16, 1997.

5. See detailed discussion of tax status under Tax Receipts.

          OFFICE OF THE U.S. TRUSTEE - REGION 3

              MONTHLY REPORTING REQUIREMENTS

                For the month of July 1997



Debtor Name:   Fruehauf International Limited
Case Number:   96-1566 (PJW)



    Explanation         Document   Previously   Explanation
  Required Documents    Attached   Submitted     Attached
  ------------------    --------   ----------    --------

Condensed Statement
     of Operations          X

Condensed Balance Sheet	    X

Statement of Cash

Receipts and Disbursements  X

Statement of Aged
Receivables                 X

Statement of Aged Payables  X

Statement of Operations,

Taxes, Insurance and
Personnel                   X

Tax Receipts                X

Other Documentation as
required by the Trustee     X



The undersigned individual certifies under penalty of perjury
(28 U.S.C. section 1746) that to the best of the individual's knowledge, the documents appended are true and correct.


By: /s/ James Wong              Date: Aug. 25, 1997
    ----------------                  --------------
    James Wong
    Chief Financial Officer

         OFFICE OF THE U.S. TRUSTEE - REGION 3

          CONDENSED BALANCE SHEET - UNAUDITED

           For The Month Ending July 31, 1997

                (Dollars in Thousands)



Debtor Name:    Fruehauf International Limited
Case Number:    96-1566(PJW)

                                    Month      Month    Month
                                    Ended      Ended    Ended
                                   7/31/97    6/30/97  5/31/97
                                   -------    -------  -------

ASSETS
  Current Assets
    Cash                           $     0    $     0  $     0
    Intercompany accounts
      receivable                    23,116     23,116   23,116
    Trade accounts receivable        1,476      1,476    1,476
    Other current assets                 0          0        0
                                   -------    -------   ------
  Total Current Assets              24,592     24,592   24,592

Restricted cash                        299        299      299
Other assets and deferred charges     (260)      (260)    (260)
Investment in Fruehauf Corp.        18,783     18,783   18,783
Investment in Deutsche-Fruehauf
  Holding                            2,395      2,395    2,395
Investment in Fruehauf de Mexico    (2,321)    (2,355)  (2,329)
                                   -------    -------   ------

  Total Assets                      43,388     43,454   43,480
                                   =======    =======   ======

LIABILITIES & STOCKHOLDERS'
DEFICIT

Not Subject to Compromise:
--------------------------
    Intercompany accounts payable        0          0        0
    Other liabilities                    0          0        0
                                   -------    -------   ------
Total Not Subject to Compromise          0          0        0

Subject to Compromise:
----------------------
  Other liabilities                    110        110      110
                                   -------    -------   ------
Total Subject to Compromise            110        110      110

STOCKHOLDERS' DEFICIT               43,378     43,344   43,370
                                   -------    -------   ------
Total Liabilities and
Stockholders' Deficit               43,488     43,454   43,480
                                   =======    =======   ======


         OFFICE OF THE U.S. TRUSTEE - REGION 3

      CONDENSED STATEMENT OF OPERATIONS - UNAUDITED

           For The Month Ending July 31, 1997

                (Dollars in Thousands)

Debtor Name:    Fruehauf International Limited
Case Number:    96-1566(PJW)

                                7/31/97    6/30/97    5/30/97
                                -------    -------    -------
Sales                             $   0      $   0       $  0
Cost of Goods Sold                    0          0          0
                                -------    -------     ------
  Gross Margin                        0          0          0

Engineering, selling and
administrative expenses               0          0          0
                                -------    -------     ------
Income (loss) from operations         0          0          0

Interest expense                      0          0          0
Other: Earnings (loss) from
       Mexico operations             34        (26)       (57)
                                -------    -------     ------
  Income (loss) before
  reorganization items               34        (26)       (57)

Reorganization items:
  Professional and other fees
    of bankruptcy                     0          0          0
  Gain (loss) on disposition
    of assets                         0          0          0
                                -------    -------     ------
  Total Reorganization Items          0          0          0

  Income (loss) before
    income taxes                     34        (26)       (57)

Provision for income taxes            0          0          0
                                -------    -------     ------
  Net Income (loss) before
    Extraordinary item              $34       $(26)      $(57)
                                =======    =======     ======

          OFFICE OF THE U.S. TRUSTEE - REGION 3

       STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

              For the month of July 1997

Debtor Name:   Fruehauf International Limited
Case Number:   96-1566 (PJW)



Cash Receipts
-------------
None.



Cash Disbursements
------------------
None.

         OFFICE OF THE U.S. TRUSTEE - REGION 3

             STATEMENT OF AGED RECEIVABLES

              For the month of July 1997


Debtor Name:   Fruehauf International Limited
Case Number:   96-1566 (PJW)


Fruehauf International Limited has no trade receivables.
Fruehauf International Limited accounts receivable at the end of the reporting period consists solely of royalty receivable amounts due from Fruehauf de Mexico S.A. de C.V.

         OFFICE OF THE U.S. TRUSTEE - REGION 3

              STATEMENT OF AGED PAYABLES

              For the month of July 1997


Debtor Name:   Fruehauf International Limited
Case Number:   96-1566 (PJW)



None.

          OFFICE OF THE U.S. TRUSTEE - REGION 3

   STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL

              For the month of July 1997


Debtor Name:   Fruehauf International Limited
Case Number:   96-1566 (PJW)


Status of Postpetition Taxes
----------------------------
See Tax Receipts.


Payments to Insiders
--------------------
None.


Payments to Professionals
-------------------------
None.


Adequate Protection Payments
----------------------------
None.


Insurance
---------
Not Applicable.


Personnel
---------
Fruehauf International Limited had no employees at the beginning and end of the reporting period. Its only operating subsidiary, Fruehauf de Mexico S.A. de C.V., has approximately
290 employees.

        OFFICE OF THE U.S. TRUSTEE - REGION 3

                   TAX RECEIPTS

            For the month of July 1997


Debtor Name:   Fruehauf International Limited
Case Number:   96-1566 (PJW)



None.

         OFFICE OF THE U.S. TRUSTEE - REGION 3

    OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE

              For the month of July 1997


Debtor Name:   Fruehauf International Limited
Case Number:   96-1566 (PJW)

QUESTIONAIRE                                        YES   NO
-------------                                       ---   --

 1.  Have any assets been sold or transferred              X
     outside the normal course of business this reporting period?

2.  Have any funds been disbursed from any account
    other than a debtor in possession account?             X

3.  Are any postpetition receivables (accounts,
    notes or loans) due from related parties? 	           X

4.  Have any payments been made on prepetition
    liabilities this reporting period?                     X

5.  Have any postpetition loans been received by
    the debtor from any party?                             X

6.  Are any postpetition payroll taxes due?                X

7.  Are any postpetition state or federal income
    taxes past due?                                        X

8.  Are any postpetition real estate taxes due?	           X

9.  Are any other postpetition taxes due?	                 X

10. Are any amounts owed to postpetition creditors
    past due?                                              X

11. Have any prepetition taxes been paid during the
    reporting period?                                      X

12. Are any wage payments past due?                        X